UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):   August 18, 2008

FOREST OIL CORPORATION

(Exact name of registrant as specified in its charter)

New York

(State or other jurisdiction of incorporation)

1-13515	25-0484900
(Commission File Number)	(IRS Employer Identification No.)

707 17th Street, Suite 3600, Denver, Colorado	80202
(Address of principal executive offices)	(Zip Code)

303.812.1400

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01         Regulation FD Disclosure.

On August 18, 2008, Forest Oil Corporation (“Forest”) issued a press release announcing that it had entered into an agreement to acquire assets in the Greater Buffalo Wallow and East Texas areas.  The full text of the release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference.   Also, on August 18, 2008, representatives of Forest presented the materials attached to this Current Report as Exhibit 99.2 on a conference call and posted the materials on its web site, at www.forestoil.com.

The information included in this Current Report under Item 7.01 and Exhibits 99.1 and 99.2 are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities of that Section.

Item 9.01         Financial Statements and Exhibits

(d)           Exhibits

Exhibit No.	Description
99.1	Forest Oil Corporation press release dated August 18, 2008 entitled “Forest Oil Announces Agreement to Acquire Assets in Greater Buffalo Wallow and East Texas Areas.”
99.2	Forest Oil Corporation presentation for conference call on August 18, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOREST OIL CORPORATION
(Registrant)

Dated: August 18, 2008	By	/s/ Cyrus D. Marter IV
Cyrus D. Marter IV
Senior Vice President,
General Counsel and Secretary

INDEX TO EXHIBITS FILED WITH THE CURRENT REPORT ON FORM 8-K

Exhibit	Description
99.1	Forest Oil Corporation press release entitled “Forest Oil Announces Agreement to Acquire Assets in Greater Buffalo Wallow and East Texas Areas.”

99.2	Forest Oil Corporation presentation for conference call on August 18, 2008.